dragonfly® ENERGY

Quarterly Earnings Update | Q2 2024

August 14, 2024

Nasdaq: DFLI

Legal Disclaimer

This corporate presentation (this "Presentation") has been prepared for use by Dragonfly Energy Holdings Corp. ("Dragonfly Energy" or the "Company"). This Presentation is for information purposes only and may not be reproduced or redistributed, in whole or in part, without the prior written consent of Dragonfly Energy. Dragonfly Energy does not make any representation or warranty as to the accuracy or completeness of the information contained in this Presentation. This Presentation does not and, if hereafter supplemented, will not be all inclusive or contain all of the information that may be required to evaluate any investment in Dragonfly Energy. You should not definitively rely upon it or use it to form the definitive basis for any decision, contract, commitment or action whatsoever. You should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary, and you must make your own investment decision and perform your own independent investigation and analysis of an investment in Dragonfly Energy. To the fullest extent permitted by law, in no circumstances will Dragonfly Energy or any of its affiliates, officers, directors, employees, representatives, advisors or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it or on opinions communicated in relation thereto or otherwise arising in connection therewith.

This Presentation and the analyses contained in it have been based, in part, on certain assumptions and information obtained from Dragonfly Energy, industry studies and other sources. The use of such assumptions and information does not imply that Dragonfly Energy has independently verified, will verify or necessarily agrees with any of such assumptions or information, and Dragonfly Energy has assumed and relied upon the accuracy and completeness of such assumptions and information for purposes of this Presentation. Neither Dragonfly Energy nor any of its affiliates, or their respective officers, directors, employees, representatives, advisors or agents, make any representation or warranty, express or implied, in relation to the accuracy or completeness of the information contained in this Presentation or any oral information provided in connection herewith, or any data it generates, or that any transaction has been or may be effected on the terms or in the manner stated or implied by this Presentation, or as to the achievement or reasonableness of future projections, management targets, estimates, prospects or returns, if any, and accept no responsibility, obligation or liability (whether direct or indirect, in contract, tort or otherwise) in relation to any of such information. Dragonfly Energy and its respective affiliates, officers, directors, employees, representatives, advisors and agents expressly disclaim any and all liability which may be based on this Presentation and any errors therein or omissions therefrom. This Presentation and the information contained herein do not constitute an offer to sell or the solicitation of an offer to buy any security, commodity or instrument or related derivative, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 (the "Act"), as amended, or an exemption therefrom. You should not construe the contents of this Presentation as legal, regulatory, tax, accounting or investment advice or a recommendation. We recommend that you seek independent third party legal, regulatory, accounting and tax advice regarding the contents of this Presentation. This Presentation does not constitute and should not be considered as any form of financial opinion or recommendation by Dragonfly Energy or any of its affiliates. This Presentation is not a research report. NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE OR TERRITORIAL SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Forward Looking Statements

This Presentation contains certain "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Presentation, including statements as to planned products and services, business strategy and plans, objectives of management for future operations of Dragonfly Energy, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including "may," "should," "expect," "intend," "will," "estimate," "anticipate," "believe," "predict," "plan," "targets," "projects," "could," "would," "continue," "forecast" or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors (some of which are beyond the control of Dragonfly Energy) which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Dragonfly Energy and its management are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: improved recovery in the Company's core markets, including the RV market; the Company's ability to successfully increase market penetration into target markets; the Company's ability to penetrate the heavy-duty trucking and other new markets; the growth of the addressable markets that the Company intends to target; the Company's ability to retain members of its senior management team and other key personnel; the Company's ability to maintain relationships with key suppliers including suppliers in China; the Company's ability to maintain relationships with key customers; the Company's ability to access capital as and when needed under its $150 million ChEF Equity Facility; the Company's ability to protect its patents and other intellectual property; the Company's ability to successfully utilize its patented dry electrode battery manufacturing process and optimize solid-state cells as well as to produce commercially viable solid-state cells in a timely manner or at all, and to scale to mass production; the Company's failure to timely achieve the anticipated benefits of its licensing arrangement with Stryten Energy; the Company's ability to achieve the anticipated benefits of its customer arrangements with THOR Industries and THOR Industries' affiliated brands (including Keystone RV Company); the impact of the Russia-Ukraine conflict and Hamas' attack on Israel; the Company's ability to generate revenue from future product sales and its ability to achieve and maintain profitability; the Company's ability to compete with other manufacturers in the industry and its ability to engage target customers and successfully convert these customers into meaningful orders in the future; and other risks and uncertainties set forth in the sections entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in the Company's Annual Report on Fork 10-K for the year ended December 31, 2023 and in the Company's subsequent filings with the SEC available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Dragonfly Energy does not give any assurance that Dragonfly Energy will achieve its expected results. Dragonfly Energy does not undertake any duty to update these forward-looking statements, except as otherwise required by law.

Trademarks

Dragonfly Energy owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business. This Presentation may also contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Dragonfly Energy, or an endorsement or sponsorship by or of Dragonfly Energy. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, © or ® symbols, but such references are not intended to indicate, in any way, that Dragonfly Energy will not assert, to the fullest extent under applicable law, its rights or the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Industry & Market Data

This Presentation contains certain information obtained from third-party sources and the Company's internal sources. This information involves many assumptions and limitations; therefore, there can be no guarantee as to the accuracy or reliability of such assumptions and you are cautioned not to give undue weight to this information. Further, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or any other information contained herein. Any data on past performance or modeling contained herein are not an indication as to future performance. None of Dragonfly Energy or its affiliates, officers, directors, employees, representatives or advisors has independently verified the accuracy or completeness of any such third-party information. Similarly, other third-party survey data and research reports commissioned by the Company, while believed by to be reliable, are based on limited sample sizes and have not been independently verified by the Company. In addition, projections, assumptions, estimates, goals, targets, plans and trends of the future performance of the industry in which Dragonfly Energy operates, and its future performance, are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by Dragonfly Energy.

Additional Information & Where to Find It

Dragonfly Energy's filings with the SEC are available to you, and you should read the documents Dragonfly Energy has filed with the SEC for more complete information about Dragonfly Energy. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.

Q2 2024 Highlights & Results

Brand Licensing

- Secured licensing deal for Battle Born Batteries® brand with Stryten Energy with a potential value up to $30M, including $5M upfront payment (which is expected in Q3 2024)

Medium & Heavy Duty Trucking

- Partnered with Highway Transport to convert that company's entire 500+ truck fleet to the Company's Battle Born All-Electric APU
- Expanded distribution through Daimler Truck CTS, Rush Enterprises CVS, and Fontaine Modification
- Now providing liftgate power systems to Refreshment Services Pepsi

Oil & Gas

- The Company is sourcing and qualifying ancillary equipment along with driving design efficiencies for the first certified power system deployment with Alegacy Equipment, which addresses the increasing need to reduce methane leakage. The deployment is anticipated in Q3 2024

Core Market Share Growth and New Products

- Expanded presence in Canadian RV market through partnership with Fraserway RV, Canada's largest nationwide RV dealer
- Leveraged Meyer Distributing's network to reach new B2B customers in RV and related industries
- Announced development of next-generation power charging solutions - Wakespeed 500 Pro Bluetooth Alternator Regulator and 48V/12V Bi-Directional DC-DC Converter

Research & Development

- The Company continues to produce battery cell test samples for potential OEM partners, while the focus of the research and development program has been the design of a scaled-up dry electrode cell production plant.

Q2 2024 Financial Results Snapshot

Net Sales	Gross Profit
$13.2M	$3.2M
(31.6)% YoY	(17.9)% YoY
Operating Exp.	**Adj. EBITDA**
$(9.9)M	$(6.2)M
(20.8)% YoY	(8.1)% YoY
OEM Revenue	**DTC Revenue**
$6.7M	$6.5M
(27.9)% YoY	(35.0)% YoY

dragonfly® ENERGY



I am incredibly proud of the significant strides Dragonfly Energy has made this quarter, despite the challenging economic environment. Our ability to expand into new verticals and secure strategic partnerships is a testament to the strength of our technology and the dedication of our team.

In particular, we believe the Stryten Energy agreement has the ability to expose our Battle Born Batteries brand to a broader audience and position us for mass market adoption.

Moreover, Highway Transport's decision to adopt our all-electric APUs across their large truck fleet marks a pivotal moment for Dragonfly Energy in the industry, and we anticipate this may inspire others to follow suit. We believe we are laying a solid foundation for future growth of Dragonfly Energy and are excited about the opportunities ahead.

Dr. Denis Phares
CEO, Dragonfly Energy

Brand Licensing

Strategic Partnership

- $30M Licensing Agreement to use Battle Born Batteries® brand globally
  - Includes $5M upfront fee (Expected in Q3 2024)
  - Additional payments based on unit volume totaling up to $25M
  - Continued nominal annual license fee after the $30M total is paid
- Additional revenue streams through contract manufacturing, battery design services, and technical support

Brand Proliferation Through Stryten's Footprint

Stryten Energy's vast distribution channels include major retailers like Tractor Supply Co, Interstate, AutoZone, and Continental Battery. These are the types of big box stores where the Company expects to see Battle Born Batteries products

Future Growth

- Collaboration on new battery models tailored to specific market segments
- Potential for domestic cell manufacturing and offtake partnerships
- Alignment with government push for domestic battery production

Sustainability Focus

- Stryten's battery recycling infrastructure to create a closed loop system for Battle Born Batteries®
- Commitment to environmental responsibility

About Stryten Energy

- Leading North American battery manufacturer
- 2,500+ employees
- 10 manufacturing plants

BATTLE BORN BATTERIES | STRYTEN ENERGY

"This partnership with Dragonfly Energy will allow us to expand our transportation product portfolio and provide our customers access to the well-known Battle Born Batteries brand of quality lithium batteries. We're excited about the market potential this collaboration holds and look forward to continuing to explore future opportunities as we grow our relationship with Dragonfly Energy."

Mike Judd
Chief Executive Officer, Stryten Energy


GAMECHANGER 3.0
GC3

Medium & Heavy Duty Trucking Market Update

Trucking market slowdown hasn't deterred the Company's advancements in all-electric APU and liftgate power systems.

Challenges for Company Within the Market

- Leveraging success of current solutions and strategic partnerships to maintain momentum and capture additional market share as we navigate the extended freight recession
- Ongoing partner trials for large fleets require multi-seasonal testing setting the stage for long-term adoption and peak customer confidence, positioning Dragonfly Energy as a market leader

Solutions

- **Distribution Network:** Batteries approved by leading PDI centers for easy installation in new trucks, highlighted by the Battle Born All-Electric APU now being available to Freightliner dealerships and fleets through Daimler Truck North America's Custom Truck Services, in addition to Rush CVS and Fontaine Modification
- **Fuel & Maintenance Savings:** Trials have shown significant reductions in idling leading to cost savings and driver comfort.
- **No Green Premium:** Our solutions offer decarbonization without added costs, ideal for companies with ESG goals.
- **Real-world Benefits**: Integration of our systems can reduce both emissions and customer's fuel costs.

Major Milestone

- Highway Transport (500+ trucks), a leader in sustainability through their Green Treads program, plans full All-Electric APU switch (new & retrofit). The Company believes this first partnership paves the way for broader adoption and industry transformation.


75
Green
Technology
Partner
logistics

"Inbound Logistics Magazine recognized Dragonfly Energy as a Green Technology Partner for solutions that reduce emissions and contribute to sustainable supply chains."

Market Opportunity

The heavy duty trucking market presents growth opportunities due to the potential for reducing fuel costs and emissions.

4-5 Years Average Class 8 Truck Replacement[(1)]

279.9K Units Ordered In Last 12 Months[(2)]

Our solution is a compatible fit with **~40%**[(1)] of Class 8 production, positioning us strategically within this growing segment.



(1) Based on Company Estimates

(2) FTR Transportation Intelligence

Recreational Vehicle Market Update

Business Performance

- Q2 OEM revenue impacted by a severe weather event at a major customer's production facility, resulting in production delays and supply chain disruptions.
- Price-sensitive market continues to challenge sales of higher-priced items, particularly in the less expensive towable segment. However, this presents opportunities for aftermarket sales.
- Motorized market remains in decline, impacting overall revenue and requiring some strategic adjustments.
- Airstream's launch of the new Tradewinds model, featuring the Company's battery technology, strengthening the partnership and opening up new market opportunities.
- Expanding system integration collaborations with OEMs is driving increased content per vehicle, enhancing the Company's overall value proposition.

Increased Distribution Announcements

- The Company partnered with Fraserway RV, Canada's largest nationwide RV dealer, to expand distribution and presence in the Canadian RV Market.
- The Company announced partnership with Meyer Distributing, taking advantage of Meyer's extensive network of over 100 locations across North America to deliver Battle Born Batteries® to new business-to-business customers in the RV and surrounding industries.

meyer® DISTRIBUTING

100+ Locations


Corporate Headquarters
Distribution Center
Cross Dock
Office

State of the Market

RV Industry Association report forecasts a median annual growth rate of **13.8%** for the RV market.

RV Shipments
Q1 '24 vs Q2 '24

7.8%


85,941
92,655
Q1 2024
Q2 2024

Towable RV Shipments
Jun. '23 vs Jun. '24

11.4%


June 2023
June 2024

Motorized RV Shipments
Jun. '23 vs Jun. '24

(33.2)%


June 2023
June 2024

Research & Development

Focus

Design of a scaled-up dry electrode battery cell production plant

Strategic Initiatives

Seeking non-dilutive funding for first 0.5 GWh (gigawatt-hour) of production

Company is in advanced negotiations for their first government funding commitment for the construction of a dry electrode battery manufacturing facility

- Currently evaluating multiple North American sites for plant location

Key Achievements

Continuation of producing battery cell test samples for potential OEM partners

Identified further cost reductions in dry electrode process over what was previously presented in Sphere Energy's third-party cost study of our dry electrode process.

Optimization of composite electrolyte for nonflammable all-solid-state cells

- Continuing work to further optimize the ionic conductivity and voltage stability of the composite electrolyte itself to allow for improved cyclability and expanded operation beyond the Company's core storage applications



LFP Dry Deposited Tape



PFAS-Free Dry Deposited Tape



Solid State Cathode Tape

In The Community

Dragonfly Energy Hosts Secretary of Commerce Raimondo and Senator Rosen, Promoting American Innovation and Workforce Development

Dragonfly Energy hosted an event with Gina Raimondo, the United States Secretary of Commerce, and Nevada senator Jacky Rosen. Dragonfly Energy was selected to host the event and was highlighted as an example of the technological innovation happening in Nevada. The Company was able to demonstrate to Secretary Raimondo and Senator Rosen how it is leading Nevada's expanding lithium industry through its robust battery technology and manufacturing.




UCED

"This is a vote of confidence in Nevada. I spend all of my days thinking about how we can outcompete the world, how we can outcompete China, how America can lead in the world. And that's what this is all about – investing in America, one community at a time, to create industries of the future."

Secretary of Commerce, Gina Raimondo

Dragonfly Energy pledged to plant **10 trees per battery** sold during its Earth Day Sale, partnering with the National Forest Foundation.

The promotion culminated in **11,650 total trees planted**

dragonfly® ENERGY

Quarterly Earnings Update | Q2 2024

August 14, 2024

Investor Relations

Caldwell Bailey
ICR Inc.
dragonflyIR@icrinc.com
775-221-8892

Nasdaq: DFLI



dragonfly®
ENERGY